Exhibit 99.1

Cautionary Statement Regarding Forward Looking Statements: This presentation contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential" and similar expressions. All of the forward-looking statements contained in this presentation are based on estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known factors. Although we believe such estimates and assumptions are reasonable, they are inherently uncertain and involve risks and uncertainties. In addition, management's assumptions about future events may prove to be inaccurate. We caution you that the forward-looking statements contained in this presentation are not guarantees of future events, and we cannot assure you that such statements will be realized. In all likelihood, actual results will differ from those contemplated by such forward-looking statements as a result of a variety of factors, including our inability to hire, retain and train key personnel; delays in enhancement of our disclosure controls and procedures; our inability to revitalize Eddie Bauer as a premium quality brand; changes in general economic conditions, consumer confidence and consumer spending patterns; risks associated with legal and regulatory matters; risks associated with rising energy costs; risks associated with reliance on information technology; challenges as a result of our involvement in our former parent's bankruptcy process; the diversion of management's attention from operations while establishing post-emergence infrastructure; our inability to improve profitability of our retail stores, catalogs and website operations; our inability to source our requirements from our current sourcing agents; a significant disruption in our back-end operations; the inability of our joint venture partners to operate our joint ventures effectively; our inability to protect our trademarks and other proprietary intellectual property rights; unseasonable or severe weather conditions; our inability to use our net operating losses to reduce taxes; and the other risks identified in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended. Except as required by law, we undertake no obligation to update any of these forward-looking statements.

TODAY'S DISCUSSION Focus on longer-term direction and potential Early in turnaround Quiet period makes it difficult to comment on near-term outlook

INVESTMENT THESIS A brand with comeback potential and substantial upside With a revitalized brand positioning, merchandising and marketing strategy (in process) And opportunity for significant cost leverage Playing in an attractive, growing segment with unique competitive advantages

EDDIE BAUER: CORPORATE HISTORY

1920 — Eddie Bauer Founded

Eddie sets up his own tennis-racket stringing shop in Seattle, WA

1936 — "The Skyliner"

After almost freezing to death on a fishing trip, Eddie designs The Skyliner, America's first goose down jacket to be granted a U.S. patent (1940)

1945 — First catalog


BAUER
Pure Down
PRODUCTS

1963 — First American on Mt. Everest

Jim Whittaker becomes the first American to summit Mt. Everest

The expedition is outfitted in Eddie Bauer outerwear



1971 — Acquired by General Mills

March 8, 1971, General Mills acquires Eddie Bauer

1988 — Acquired by Spiegel, Inc.

July, 1988, Spiegel, Inc. acquires Eddie Bauer for ~$260M in cash to expand its mail order business and male customer base

1995 — AKA Eddie Bauer

Launch of AKA, a new retail and catalog concept offering women's and men's dress apparel

2003 — Spiegel files for bankruptcy

March, 2003, Spiegel files for Chapter 11 bankruptcy

2005 — Eddie Bauer Holdings, Inc.

Eddie Bauer emerges from bankruptcy in June, 2005 as a stand-alone company for the first time in 34 years

1920 | 1936 | 1945 | 1963 | 1971 | 1988 | 1995 | 2003 | 2005

- 5 -

BRAND ASSETS Founder story and ethos Residual equity and consumer goodwill Heritage collateral, authenticity True multi-channel position

HISTORICAL SALES PERFORMANCE Note: Net sales figures for 1989-2001 do not reflect minor adjustments for handling of deferred revenue Source: Internal Audited Financial Statements; Form 10; Form 10-K

EDDIE BAUER TODAY Note: "Other" in Direct sales line includes $81,000 of "other merchandise sales;" store count includes U.S. & Canadian stores Source: 2006 Form 10-K Net sales $1,013M Retail & outlet sales Direct sales $700M $256M Total stores 394 Retail stores Outlet stores 279 115 Website visits 33.7M Catalog circulation 80.8M Licensing, royalty and other $57M

10 YEARS OF DRIFT 1996 2006 GSF (retail) Total retail sales $430 $939M Men's Women's Non-Apparel Retail sales mix (% of total) 47% 32% 21% 40% 49% 11% $243 $455M Avg. retail store size (SF) 6,580 6,574 Total retail stores (Year-End) 350 279 Note: All data excludes outlet stores (full-line retail stores only) Source: Internal Financial Analysis

LOOKING AHEAD: FIVE KEY PRIORITIES Brand identity Merchandising strategy and execution Marketing Costs Talent and organization

REBUILDING THE EDDIE BAUER BRAND IDENTITY Back to the future: brand renaissance a la Burberry, Coach, J. Crew Modern re-interpretation of our heritage and our founder Built for the active, outdoor lifestyle A premium brand known for its legendary quality, value and customer service Target customer Late 30s, early 40s Dual-gender Re-establish the aspirational EB guy

THE EDDIE BAUER GUY

MERCHANDISING STRATEGY: KEY PRINCIPLES Inspired by the active, outdoor lifestyle Re-claim authority in outerwear Re-build men's business Nail the key items and streamline the assortment Get paid for "new:" bigger statements and launches Re-establish: credibility, authenticity, value Clarify pricing strategy: sharp opening price points w/ clear ladder-up in key programs Exploit channel differences

OUTDOOR CATEGORY IS ATTRACTIVE AND GROWING Acquired by VF Corp. in 2000 Note: 1995-1999 data for the North Face taken from TNF 10-Ks; 2000-2006 data for The North Face is estimated based on VF Corp. press releases. VF Corp. press releases state double-digit growth during 2000-2006 for Outdoor category and strong performance for The North Face brand Source: Columbia 10-Ks; The North Face (TNFI) 10-K (1997, 1999); VF Corp. Press Releases and Annual Reports 1995-2006E CAGR: 19% 1996-2006 CAGR: 14% COLUMBIA THE NORTH FACE

SHIFT IN DIRECT MUST BE MORE DRAMATIC Current assortment even more skewed to women & dress casual Major upgrades required: Production values, imagery, models, styling, copywriting, storytelling, "template" Guiding principles: Leverage the multi-channel customer Dual-gender positioning Show the full Eddie Bauer lifestyle Build the aspiration Align with retail on big launches Get credit for "new" and tell bigger stories Develop new segments Build personalization

OPPORTUNITY TO GROW THROUGH SEGMENTATION M'S & W'S SPECIALTY CATEGORY-SPECIFIC HOME KIDS Source: J. Crew, L.L. Bean, Orvis and Lands' End catalogs

OUTLET MODEL: TURN FAST, MAKE CASH Narrow assortment: 30% fewer styles and SKUs Clearance: flush through residual Power-up known winners and big items Communicate value much more strongly Configure the supply chain for speed >5x inventory turn

Re-establish the authenticity, authority, personality and emotion of the EB brand MARKETING DIRECTION: KEY PRINCIPLES Leverage the power of the multi-channel customer Develop an integrated marketing/promotion/event calendar that powers up the big ideas

OUR 67th ANNIVERSARY DOWN EVENT

OUR 67th ANNIVERSARY DOWN EVENT

OUR 67th ANNIVERSARY DOWN EVENT

LEVERAGING COSTS, BUILDING CASH FLOW In the process of evaluating major cost reductions Looking hard across business and see opportunity in a number of areas Distribution center Product sourcing Freight, logistics, direct-to-store Indirect procurement Marketing rationalization Professional services Store costs Overhead structure Streamlining cap-ex

TALENT AND ORGANIZATION DEVELOPMENT Filling key holes in the senior team Evaluating and sorting talent Building a culture that matches the brand Aligning structure to the new strategy

INVESTMENT THESIS A brand with comeback potential and substantial upside With a revitalized brand positioning, merchandising and marketing strategy (in process) And opportunity for significant cost leverage Playing in an attractive, growing segment with unique competitive advantages